UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☒    Soliciting Material Under Rule 14a-12
Hardinge Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)
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Employee Email Notification:

Team members,

The attached press release was issued this evening announcing that the Board of Directors has reached agreement with an affiliate of Privet Fund Management LLC to acquire the company for a price of $18.50 per share.  The transaction was negotiated directly with Privet by a special committee of the independent members of the Board, and provides for a 45 day “go-shop” period in which the company can solicit competing offers.  The closing of this transaction is subject to required regulatory approvals and the approval of the company’s shareholders.  We anticipate that the transaction will close by the end of the second quarter of this year.

As I noted a few months ago when Privet expressed their desire to explore a potential acquisition, Privet’s interest in the company has been driven by the improved performance of the business and the long-term potential we all see for the company.  This is a result of your efforts.  I am confident that the Privet team believes strongly in the path we have laid out for the company and expects us to move forward and execute on our strategy.  The most important thing we can do during this period is to remain focused and continue to operate the way we have been!

You have my commitment to keep you updated as this continues to progress towards closing.  We will be having our normal quarterly webcast in a few weeks, at which time I will provide additional updates.

Thank you for all your efforts.

Chuck Dougherty
President and CEO

Important Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed acquisition of the Company by Privet will be submitted to the shareholders of the Company for their consideration. The Company will file with the Securities and Exchange Commission (“SEC”) a proxy statement of the Company. The Company also plans to file other documents with the SEC regarding the proposed transaction. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and Privet, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.hardinge.com and clicking on “Investor Relations” or by contacting the Company’s Investor Relations Department at (716) 843-3908.
Participants in the Solicitation
The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on March 17, 2017. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.
Forward Looking Statements
This communication contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that involve risks and uncertainties concerning Hardinge’s expected financial performance and its strategic and operational plans. Such statements are based on management's current expectations, assumptions, estimates, and projections, as well as information currently available to Hardinge, which involve risks and uncertainties. Any statements that are not statements of historical fact or that are about future events may be deemed to be forward-looking statements. For example, words such as "may," "will," "should," "estimates," "predicts," "potential," "continue," "strategy," "believes," "anticipates," "plans," "expects," "intends," and similar expressions are intended to identify forward-looking statements. The actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements.

Certain factors could cause actual results to differ from those anticipated in the forward-looking statements in this release, including the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive required shareholder approval, the taking of governmental action (including the passage of legislation) to block the transaction, the failure of Privet to obtain the equity and debt financing or other funds required to finance the transaction, or the failure of other closing conditions, the possibility that the expected financial impacts will not be realized, or will not be realized within the expected time period, including as a result of fluctuations in the machine tool business, the cyclical nature of our markets, changes in general economic conditions in the U.S. or internationally, the mix of products sold and the profit margins thereon, the relative success of our entry into new product and geographic markets, our ability to manage our operating costs and announced cost reduction initiatives, product liability claims, work stoppages or other labor issues, our ability to execute on our previously announced real estate sale and other restructuring activities, actions taken by customers such as order cancellations or reduced bookings by customers or distributors, competitors’ actions such as price discounting or new product introductions, governmental regulations and environmental matters, loss of key management or other personnel, failure of operating equipment or information technology infrastructure, changes in the availability and cost of materials and supplies, the implementation of new technologies and currency fluctuations, and other risks and factors described in our quarterly reports on Form 10-Q and annual reports on Form 10-K and in our other filings with the SEC or in materials incorporated therein by reference.

We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.